Exhibit                                                     10(j)
PROVIDENT
                                                         LIFE   &
ACCIDENT
                                                        INSURANCE
COMPANY
                                                          (Herein
called the Provident)
_________________________________________________________________
_____________

Based on the request for this Policy (herein called the Plan) made by

                  NORTHROP GRUMMAN CORPORATION
                     1840 Century Park East
               Los Angeles, California  90067-2199

                (herein called the Policyholder)

and based on the payment of the premium when due, the Provident agrees to pay the benefits as provided on the following pages.

This Plan becomes effective at 12:01 A.M. Standard Time at the Policyholder's Address on the Effective Date shown below. The Plan will terminate at 12:00 Midnight on the Expiration Date shown below or as shown in Section VII - Termination of the Plan.

All matter printed or written by the Provident on the following pages forms a part of this Plan as if recited over the signatures below.

This Plan is delivered in and, to the extent permitted by Federal Law, is governed by the laws of the Jurisdiction shown below. This Plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). The general Plan information and a statement of the Rights of Plan participants are found at the end of this document.

In witness whereof the Provident has caused this Plan to be executed at its Home Office in Chattanooga, Tennessee on March
10, 1995.

       Secretary                           President  and   Chief
Executive Officer

Approved by                                  Countersigned by
Vice      President-Legislative     and     Industry      Affairs
Licensed Resident Agent


          GROUP POLICY NUMBER      GTA-1561
          EFFECTIVE DATE           July 1, 1995
          EXPIRATION DATE               July 1, 1998
          JURISDICTION                  California
          COVERAGE PROVIDED        Group Accident Insurance


NON-PARTICIPATING
GROUP POLICY

F-66503
A-1















                    TABLE OF CONTENTS



SECTION I           SCHEDULE OF BENEFITS

SECTION II               DEFINITIONS

SECTION III              ELIGIBILITY AND TERMINATION OF COVERAGE

SECTION IV               BENEFIT PROVISION

SECTION V           CLAIM PAYMENTS

SECTION VI               PREMIUMS

SECTION VII              TERMINATION OF THE PLAN

SECTION VIII             GENERAL PROVISIONS

SECTION   IX                 ERISA  STATEMENT   OF   RIGHTS   AND
INFORMATION
















F-66503
B-1



SECTION I - SCHEDULE OF BENEFITS

The following Employees are eligible for coverage:

Class          Hazard                   Description of Class

    I          17, 17T             The Chairman of the Board.
               20, 26, 28

     II          17, 17T             All full-time Employees, who
are Executive Classes 1, 2,
               20, 26, 28               3 and 4, and who are:

                          (a)   permanent resident aliens of  the
United States of
                              America; or

                          (b)   citizens of the United States  of
America whether
                               employed  within  or  without  the
United States of
                              America.

     III        17, 17T             All full-time Employees,  who
are Executive Class 5, and
               20, 26, 28               who are:

                          (a)   permanent resident aliens of  the
United States of
                              America; or

                          (b)   citizens of the United States  of
America whether
                               employed  within  or  without  the
United States of
                              America.

     IV          17, 17T             All full-time Employees, who
are Executive Class 6, and
               20, 26, 28               who are:

                          (a)   permanent resident aliens of  the
United States of
                              America; or

                          (b)   citizens of the United States  of
America whether
                               employed  within  or  without  the
United States of
                              America.

     V           17, 17T             All full-time Employees, not
included in Classes I, II, III or
               20, 26, 28               VI, who are:

                          (a)   permanent resident aliens of  the
United States of
                              America; or

                          (b)   citizens of the United States  of
America whether
                               employed  within  or  without  the
United States of
                              America.



F-66503
C-1
SECTION I - SCHEDULE OF BENEFITS


          ACCIDENTAL DEATH, DISMEMBERMENT AND PLEGIA INSURANCE

Class                              Principal Sum

    I                                $1,000,000.

    II                      An amount equal to six (6) times Base
Annual Earnings,
                     subject to a maximum of $1,000,000.

    III                    An amount equal to four (4) times Base
Annual Earnings,
                     subject to a maximum of $1,000,000.

    IV                               $100,000.

    V                                $  25,000.



Premium Calculation:     A monthly premium of $0.0217 per  $1,000
of Principal Sum.

SECTION II - DEFINITIONS

Injury - Accidental bodily injury which: (i) is direct and independent of any other cause; and (ii) requires treatment by a legally qualified physician or surgeon.

Exposure   -   Being  exposed  to  the  elements  following   the
disappearance, forced landing, stranding, sinking or wrecking of a vehicle. Exposure will be deemed an accidental bodily injury.

Disappearance - Not finding the body within one year after the disappearance, forced landing, stranding, sinking or wrecking of a vehicle. Disappearance will be deemed loss of life.

Subsidiary - Any corporation wholly owned by Northrop Grumman Corporation, or any corporation that Northrop Grumman Corporation owns 50% or more of the outstanding voting stock, including the wholly owned or 50% owned corporations of such corporations.

The Plan applies only to the Policyholder as constituted on the Effective Date of the Plan. Coverage will be extended to Employees of acquired companies or corporations, provided:

     1.   the Policyholder gives the Provident:

           (i) the names of any newly acquired company or corporation; and
           (ii) all underwriting data required to enable the Provident to determine any additional premium due.

      2.   coverage for any newly acquired company or corporation
will begin on the date acquired              and continue for  60
days;



F-66503
C-1, D-1
SECTION II - DEFINITIONS (continued)

      3. coverage will end 60 days after the date a new company or corporation is acquired if:

          (i)  all underwriting data is not furnished; or
            (ii)  any  additional  premium  is  not  paid.    The
Policyholder will remain liable for
                payment of premiums for the period coverage was available.


SECTION III - ELIGIBILITY AND TERMINATION OF COVERAGE

When Coverage Begins

If an Employee is in an eligible Class, he or she will be covered when he or she has completed:

     (a)  a full day of Active Work on that date; or
      (b) a full day of Active Work on his or her last regularly scheduled work day.

If an Employee does not meet the requirements of (a) and (b) above, the coverage will become effective on the date he or she returns to Active Work.

Active Work means performing his or her regular duties for a full work day for the Policyholder.

When Coverage Ends

An Employee's coverage will end the sooner of:

     (a)  the date the Plan ends;
      (b) the date ending the period for which his or her last contribution is made, if he or she is required to pay a part of the cost of the Plan; or
     (c)  the date he or she is no longer a member of an eligible
Class, subject to the
          following:

           (i) for an Approved Medical Leave, coverage may be continued
               for up to two years;
           (ii) for an Approved Personal or Educational Leave, coverage may be continued for up to one month; or
          (iii) for an Approved Family Leave, coverage may be continued for up to four months.

           For coverage to continue during an Approved Leave, the required contributions for coverage under the Plan must continue to be made on the behalf of the Employee.

Termination of coverage will not affect any claim for loss that begins before termination.









F-66503
D-2, D-3
SECTION IV - BENEFIT PROVISION

Accidental Death, Dismemberment and Plegia Insurance

Benefit Provision

The Provident will pay a benefit for loss due to an Injury to an Employee from a Hazard described on a following page as shown in the table below. The loss must occur within 365 days after the date of the accident. The Employee must be covered under the Plan on the date of the accident.

The benefit is called the Principal Sum and it is shown in the Schedule of Benefits.

The benefit for loss of life will be paid to the named beneficiary. All other benefits will be paid to the Employee.

Table of Losses

     For Loss of:


Life.............................................................
 ......................... 100% of the Principal Sum
        Both   Hands   or   Both   Feet   or   Sight   of    Both
Eyes................. 100% of the Principal Sum
                One            Hand            and            One
Foot......................................................   100%
of the Principal Sum
            Speech        and       Hearing        of        Both
Ears........................................    100%    of    the
Principal Sum
        Either    Hand    or    Foot    and    Sight    of    One
Eye.......................... 100% of the Principal Sum

Quadriplegia.....................................................
 .................... 100% of the Principal Sum
            Speech        or        Hearing        of        Both
Ears............................................   85%   of   the
Principal Sum
                     Either                Hand                or
Foot.............................................................
 ..  75% of the Principal Sum

Paraplegia.......................................................
 .......................  75% of the Principal Sum

Hemiplegia.......................................................
 ......................  75% of the Principal Sum
                     Sight                 of                 One
Eye..............................................................
 ......  60% of the Principal Sum
                     Hearing                of                One
Ear..............................................................
 ..  25% of the Principal Sum
          Thumb      and      Index      Finger      of      Same
Hand................................  25% of the Principal Sum

Maximum-All Losses-Any One
Accident.......................................... 100% of the
Principal Sum

Loss shall mean the:

     (i)  loss of a hand by total severance at or above the
wrist;
     (ii) loss of a foot by total severance at or above the
ankle;
     (iii)     complete and total loss to the sight of an eye;
     (iv) complete and total loss of speech;
     (v)  complete and total loss of hearing;
     (vi) loss of thumb and index finger by total severance at or
above the                          knuckles;
     (vii)     total paralysis of both arms and legs for
Quadriplegia;
     (viii)    total paralysis of both legs for Paraplegia; or
     (ix) total paralysis of the arm and leg on the same side of
the body for                       Hemiplegia.

Paralysis shall mean the total loss of the use of an arm or leg.




F-66503
E-3
SECTION IV - BENEFIT PROVISION

HAZARD 17

War Risk Accident Protection

Coverage applies only to a person who is in a Class to which this Hazard applies.


Description of Hazards

Coverage will apply to an Injury sustained by an Employee when caused by or resulting from declared or undeclared war or any act thereof occurring anywhere in the world, excluding the Employee's country of domicile or residence.









































F-66503
F-17
SECTION IV - BENEFIT PROVISION


HAZARD 17T


Terrorism and Terrorist Acts Accident Protection



Coverage applies only to a person who is in a Class to which this Hazard applies.



Description of Hazards

Coverage will apply to an Injury sustained by an Employee when caused by or resulting from Terrorism or a Terrorist Act anywhere in the world to the extent that coverage for such Terrorism or Terrorist Act is not provided elsewhere under the Policy.



Definitions

The term "Terrorism" means the systematic use of violence by a group or groups in order to intimidate or coerce a population of government into granting the political demands of the group.

The term "Terrorist Act" means any act which is intended to cause
Injury or damage to persons or property carried out by an individual or group who systematically use terror as a means of intimidation or coercion.
























F-66503
F-17T
SECTION IV - BENEFIT PROVISION

HAZARD 20

24-Hour All Risk Accident Protection - Business and Pleasure


Coverage applies only to a person who is in a Class to which this Hazard applies.


Description of Hazards


Coverage will apply to an Injury sustained by an Employee anywhere in the world.


Coverage will also apply to an Injury sustained by an Employee while riding as a passenger, pilot, operator or member of the crew in or on, boarding or alighting from, or by being struck or run down by any aircraft piloted by a licensed pilot.





































F-66503
F-20
SECTION IV- BENEFIT PROVISION

HAZARD 26

Private Passenger Automobile Seat Belt Accident Protection
Business and Pleasure

Coverage applies only to a person who is in a Class to which this Hazard applies.



Description of Coverage

The Provident will pay an additional benefit of $5,000 for loss of life due to Injury as described below.

Coverage will apply to an Injury sustained by an Employee while operating or riding as a passenger in a private passenger automobile provided the Employee was wearing a properly fastened seat belt at the time of the accident.

Seat Belt means a properly installed seat belt, lap and shoulder restraint, child restraint or other restraint approved the National Highway Traffic Safety Administration.

No Benefit is payable if the Employee was under the influence of alcohol or drugs.

Seat belt usage must be verified by:

     (i)  a doctor;

     (ii) a coroner;

     (iii)     a police officer; or

     (iv) any other person of competent authority.





















F-66503
F-26
SECTION IV - BENEFIT PROVISION

HAZARD 28

Aircraft Sky-Jacking and Air Piracy Accident Protection
Business and Pleasure

Coverage applies only to a person who is in a Class to which this Hazard applies.



Description of Hazards

Coverage will apply to an Injury sustained by an Employee resulting from an aircraft "sky-jacking" or an act of "air piracy" while riding as a passenger, pilot, operator or member of the crew, in or on, boarding or alighting from any aircraft.



























Definition

The term "sky-jacking" and "air piracy" means any illegal, non-governmental, forceful commandeering of an aircraft.







F-66503
F-28
SECTION IV - BENEFIT PROVISION

Beneficiary

An  Employee  may  name  anyone as his or her  beneficiary.   The
Employee must file the name or names on a form approved by the Provident.

An Employee may change his or her beneficiary at any time by giving notice in writing. The effective date of the change is the date the request is signed. However, the Provident is not liable for any amount paid before the request is received.

If an Employee names more than one beneficiary, they will share equally unless he or she provides otherwise.

If a beneficiary dies before an Employee, his or her share will be paid equally to the surviving beneficiaries, unless the Employee states otherwise. Any amount for which a beneficiary is not named will be paid to the Employee's estate.

General Exclusions

Benefits are not paid for any loss caused by or resulting from:
(a) suicide or self-inflicted Injury, whether sane or not (in Missouri, while sane);
(b)  bacterial infections, except those which occur with a cut or
wound at the time of the      accident;
(c)  any kind of disease;
(d) medical or surgical treatment (except surgical treatment required by the accident);
(e)  war or any act of war;
(f) Injury sustained while in any of the armed forces (land, sea or air) of any country or international authority except while on temporary domestic National Guard or Reserve duty for less than 30 days; or
(g) Injury sustained while an Employee is riding in, boarding or alighting from an aircraft other than as provided under a Hazard described on a preceding page.

SECTION V - CLAIM PAYMENTS

Notice of Claim

Written notice of a claim must be given within 20 days after the loss, or as soon as possible. The notice must be given to the Provident or an authorized agent with information identifying the Employee.

Claim Forms

When a notice of claim is received, the Provident will provide claim forms for the filing of proofs of loss. If such forms are not sent within 15 days, an Employee will have met the proof of loss requirement if he or she gives the Provident a written statement of the nature and extent of the loss within the time fixed in this Plan.

Proofs of Loss

Written proof must be given to the Provident within 90 days after the date of loss. However, a claim will still be considered if it was not possible to furnish proof within this time and the proof was furnished as soon as possible. Except in the absence of legal capacity, in no event will a loss be considered if proof for that loss is furnished more than 2 years after the date the loss was incurred.
F-66503
G-1,H-1
SECTION V - CLAIM PAYMENTS (continued)

Time of Payment of Claims

All benefits provided by the Plan will be paid upon receipt of proof of loss.

Payment of Claims

Any benefits paid for loss of life will be paid as follows:

(1) to the beneficiary or beneficiaries designated in writing by the Employee, otherwise;
(2)  to the beneficiary or beneficiaries designated in writing by
the  Employee under the Group       Life Insurance policy  issued
to the Policyholder, otherwise;
(3) to the Employee's widow or widower, if surviving the covered person, otherwise;
(4) to the Employee's surviving child or children, in equal shares, otherwise;
(5) to the Employee's parents in equal shares, or the surviving parent, otherwise;
(6) to the Employee's surviving brothers and sisters in equal shares, or the survivors of them, otherwise; or
(7)  to the Employee's estate.

Physical Examination and Autopsy

The Provident will have the right to examine any person as often as it may require and to perform an autopsy where not forbidden by law. This will be at the expense of the Provident.

Legal Actions

No action may be brought to recover under the Plan until 60 days after proof of loss has been given. No action can be brought after 3 years from the date written proof of loss was required to be furnished.

SECTION VI - PREMIUMS

Premium Payments

The  first  premium for coverage under the Plan  is  due  on  the
effective  date.   After that, premiums are due  as  shown  under
Premium Calculation - Schedule of Benefits.

Premiums can be paid to the Provident's Home Office, or to an authorized agent of the Provident. Each premium paid continues the Plan in force until the Expiration date, except as shown under Grace Period.

When asked, the Provident will consider changing the way in which premium payments are made.

Grace Period

A period of 31 days, without interest, is allowed for paying any premium other than the first one. The Plan will remain in force during the Grace Period, unless the Provident has been advised in writing that the Plan is to cease prior to the end of the Grace Period. If any premium is not paid before the Grace Period ends, the Plan will cease. However, the Policyholder will be liable for all premiums not paid. In addition, a pro rata premium will be due for the time the Plan was in force during the Grace Period.





F-66503
H-1,J-1
SECTION VII - TERMINATION OF THE PLAN

The Plan will cease if the Policyholder fails to pay the premium before the end of the Grace Period.

After the end of the first Plan year, the Provident or the Policyholder has the right to cancel the Plan on the day prior to the date any premium is due by giving 31 days written notice.

SECTION VIII - GENERAL PROVISIONS

Entire Contract

The entire contract consists of:

(1)  the Plan; and
(2)  the Attached Amendments and request, if any.

All statements made by the Policyholder or by the Employees are true and complete to the best of the knowledge and belief of the persons making them. No statement will be used in any contest unless:

(a)  the statement is in writing; and
(b) a copy of the statement is given to the Employee or to his or her beneficiary.

Agreements

All agreements made by the Provident must be signed by an executive officer. No agent may modify or waive any of the terms of the Plan. An endorsement or amendment changing this Plan must be signed by an executive officer of the Provident.

Incontestability

There will be no contest of the Plan, except for failure to pay the premium, after it has been in force for 2 years from its date of issue. There will be no contest of an Employee's coverage after it has been in force, during the lifetime of the Employee, for 2 years from the date of coverage.

Data Required

The Policyholder will furnish all information and proofs which the Provident may reasonably require with regard to the Plan.

Clerical Error

Clerical error by the Policyholder will not end coverage or continue terminated coverage. In the event of such clerical error, a premium adjustment will be made. However, such adjustment will not be made beyond the preceding renewal date of the Plan.

Individual Certificates

The Provident, if required by law, will give the Policyholder a certificate for each Employee. The certificate will set forth:
(1)  the Employee's coverage;
(2)  to whom benefits will be paid; and
(3)  the rights and privileges under the Plan.

F-66503
J-1,K-1,L-1
SECTION IX - THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF  1974
(ERISA)

               STATEMENT OF RIGHTS AND INFORMATION

HOW TO FILE A CLAIM
If you should suffer a loss covered by the Policy, either you or your beneficiary should contact the plan administrator to obtain claim forms. Read the instructions on these forms carefully and be sure that all the questions are answered. Remember to include any required attachments when you return the completed forms. After your claim has been processed you will be notified in writing if any additional information is required or if any benefits are denied in whole or in part.

YOUR RIGHT TO APPEAL
If you have any questions about a claim payment, call or write the plan administrator. If your claim has been denied in whole or in part and you do not agree, you should write, within 60 days, to the claim office which advised you of the denial. Be sure you state why you believe the claim should not have been denied, and submit any data you think is appropriate. Your appeal will be reviewed by the office that processed your claim. Any appeal that cannot be resolved by that office will be forwarded to the insurance company's home office for review and final decision. The party hearing the appeal has the discretionary authority to interpret the Plan and the Policy and to determine eligibility for benefits. You will be notified of the final decision within 60 days after the date of your appeal unless there are special circumstances in which case you will be notified within 120 days.

NAME OF PLAN
Group   Accident   Plan   for  Employees  of   Northrop   Grumman
Corporation.

PLAN ADMINISTRATOR
Employee Welfare Benefits Committee
Northrop Grumman Corporation
1840 Century Park East
Los Angeles, California  90067-2199
(310) 553-6262

PLAN IDENTIFICATION
Employer Identification No. 95-1055798
Plan No. 501

TYPE OF ADMINISTRATION
Contract administration. All benefits provided by Group Policy Number GTA-1561 issued to the Plan sponsor by Provident Life & Accident Insurance Company. You may inspect this Policy and the annual report filed with the U.S. Department of Labor at the Corporate Office of Northrop Grumman Corporation.

FUNDING
All  payments  to  support the Plan are made by Northrop  Grumman
Corporation.

END OF BENEFIT PLAN YEAR
June 30th.

END OF ERISA PLAN YEAR
December 31st.

DESIGNATED AGENT FOR SERVICE OF LEGAL PROCESS
Legal process may be made upon the plan administrator at the address above.
F-66503
ERISA-1
YOUR ERISA RIGHTS
As a participant in this plan, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all plan participants shall be entitled to:

      1) Examine, without charge, at the plan administrator's office, all plan documents, including insurance contracts and copies of all documents filed by the plan with the U.S.
           Department of Labor, such as detailed annual reports and plan descriptions.

      2)    Obtain  copies of all plan documents and  other  plan
information   upon   written   request    to                  the
administrator.   The administrator may make a  reasonable  charge
for the copies.

      3)    Receive  a  summary  of the plan's  annual  financial
report.  The plan administrator is                required by law
to furnish each participant with a copy of this summary annual report.

In addition to creating rights for plan participants, ERISA imposes duties upon the people who are responsible for the operation of this plan. The people who operate your plan, called "fiduciaries" of the plan, have a duty to do so prudently and in the interest of you and the other plan participants and beneficiaries.

No one, including your employer or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a welfare benefit or exercising your rights under ERISA.

If  your claim for welfare benefit is denied in whole or in part, you  must  receive a written explanation of the  reason  for  the
denial.   You  have  the  right to have your  plan  reviewed  and
reconsider your claim.

Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the plan and do not receive them within 30 days, you may file suit in a federal court. In such case, the court may require the plan administrator to provide the materials and pay you up to $100 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the administrator. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court. If it should happen that plan "fiduciaries" misuse the plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous. If you have any questions about your plan, you should contact the plan administrator.

The right is reserved in the Plan for the Plan Sponsor to terminate, suspend, withdraw, amend or modify the Plan, covering any active employee, or current retiree or future retiree, in whole or in part at any time. Any such change or termination in benefits (i) will be based solely on the decision of the Plan Sponsor and (ii) may apply to all active employees, current retirees or future retirees, as either separate groups or as one group. This is subject to the applicable provisions of the Plan.

If you have any questions about this statement or about your rights under ERISA, you should contact the nearest office of the U.S. Labor-Management Services Administration, Department of
Labor.







F-66503
ERISA-2